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                                                                  Exhibit 10.9.1


[GREYROCK LOGO]

                           AMENDMENT TO LOAN DOCUMENTS

BORROWER:   FIREPOND, INC. (FORMERLY CWC INCORPORATED)
ADDRESS:    1983 PREMIER DRIVE
            MANKATO, MINNESOTA 56002

DATE:       JUNE 24, 1999


         THIS AMENDMENT TO LOAN DOCUMENTS is entered into between GREYROCK CAPITAL, A DIVISION OF NATIONSCREDIT COMMERCIAL CORPORATION (formerly Greyrock Business Credit) ("Greyrock"), whose address 10980 Wilshire Blvd., Suite 1850, Los Angeles CA 90024 and the borrower named above ("Borrower").

         The Parties agree to amend the Loan and Security Agreement between them, dated July 31, 1998 (as previously amended, if at all, the "Loan Agreement"), as follows. (This Amendment, the Loan Agreement, any prior written amendments to said agreements signed by Greyrock and the Borrower, and all other written documents and agreements between Greyrock and the Borrower are referred to herein collectively as the "Loan Documents". Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.).

         1.       EXTENSION. The date "July 31, 1999" in Section 4 of the
Schedule is hereby replaced by the date "August 31, 1999", so that such section reads as follows:

         "4. MATURITY DATE
         (Section 6.1)     AUGUST 31, 1999, subject to automatic renewal as
                           provided in Section 6.1 above, and early termination as provided in Section 6.2 above."

         2. NOTICE OF TERMINATION. Effective from the date hereof through August 31, 1999, the word "sixty" in Section 6.1 of the Loan Agreement is hereby replaced by the word "thirty", so that such section reads as follows:


                  "6.1 MATURITY DATE, This Agreement shall continue in effect until the maturity date set forth on the Schedule (the Maturity
         Date); provided that the Maturity Date shall automatically be extended, and this Agreement shall automatically and continuously renew, for successive additional terms of one year each, unless one party gives written notice to the other, not less than thirty days prior to the next Maturity Date, that such- party elects to terminate this Agreement effective on the next Maturity Date."




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Greyrock Capital                                     Amendment to Loan Documents
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         In the event that no notice of termination is given by either party effective on the Maturity Date which is August 31, 1999, and the Loan Agreement thus automatically renews, then, effective September 1, 1999, the word "thirty" in Section 6.1 of the Loan Agreement shall be replaced by the word "sixty", so that such section will read as follows:

                  "6.1 MATURITY DATE. This Agreement shall continue in effect until the maturity date set forth on the Schedule (the Maturity
         Date); provided that the Maturity Date shall automatically be extended, and this Agreement shall automatically and continuously renew, for successive -additional terms of one year each, unless one party gives written notice to the other, not less than sixty days prior to the next Maturity Date, that such party elects to terminate this Agreement effective on the next Maturity Date."

         3. REPRESENTATIONS TRUE. Borrower represents and warrants to Greyrock that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.


         4. GENERAL PROVISIONS. This Amendment, the Loan Agreement, `and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.



BORROWER:                                    GREYROCK:


FIREPOND, INC.                               GREYROCK CAPITAL,
                                             A DIVISION OF NATIONSCREDIT
                                             COMMERCIAL CORPORATION


BY: /s/ Paul McDermott CFO                   BY: /s/ Signature Illegible
    ----------------------------                 ------------------------------
    PRESIDENT OR VICE PRESIDENT                  TITLE Senior Vice President

BY
    ----------------------------
    SECRETARY OR ASS'T SECRETARY



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